Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

ZIONS BANCORPORATION

OFFER TO EXCHANGE SHARES OF COMMON STOCK (THE “COMMON STOCK”)

OF ZIONS BANCORPORATION FOR ANY AND ALL DEPOSITARY SHARES

EACH REPRESENTING A 1/40TH OWNERSHIP INTEREST IN

A SHARE OF SERIES A FLOATING-RATE NON-CUMULATIVE

PERPETUAL PREFERRED STOCK (THE “DEPOSITARY SHARES”)

THE EXCHANGE OFFER SET FORTH ABOVE WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON DECEMBER 21, 2009, UNLESS EXTENDED OR EARLIER TERMINATED BY US (SUCH DATE, AS THE SAME MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION DATE”). HOLDERS MUST VALIDLY TENDER THEIR DEPOSITARY SHARES FOR EXCHANGE IN THE EXCHANGE OFFER ON OR PRIOR TO THE EXPIRATION DATE TO BE ELIGIBLE TO RECEIVE THE APPLICABLE EXCHANGE OFFER CONSIDERATION, AS DESCRIBED IN THE OFFER TO EXCHANGE, DATED AS OF NOVEMBER 23, 2009, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO (THE “OFFER TO EXCHANGE”). THIS LETTER OF TRANSMITTAL NEED NOT BE COMPLETED BY HOLDERS TENDERING DEPOSITARY SHARES BY ATOP (AS HEREINAFTER DEFINED). TENDERED DEPOSITARY SHARES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent and Information Agent for the Exchange Offer is:

D.F. King & Co., Inc.

If delivering by Mail / Overnight Courier / Hand Delivery:	By facsimile: (For Eligible Institutions only): (212) 809-8838

48 Wall Street New York, NY 10005	Confirmation: (212) 493-6996

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

QUESTIONS AND REQUESTS FOR ASSISTANCE RELATING TO THE PROCEDURES FOR TENDERING DEPOSITARY SHARES AND REQUESTS FOR ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL AND OFFER TO EXCHANGE MAY BE DIRECTED TO THE INFORMATION AGENT AT ITS ADDRESS AND TELEPHONE NUMBERS ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

THE EXCHANGE OFFER IS MADE UPON THE TERMS AND SUBJECT TO THE CONDITIONS CONTAINED IN THE OFFER TO EXCHANGE.

This Letter of Transmittal is to be completed if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth herein and an Agent’s Message (as defined below) is not delivered. Book-entry confirmation of a book-entry transfer of Depositary Shares into the Exchange Agent’s accounts at The Depository Trust Company (“DTC”), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, or an Agent’s Message in lieu thereof, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration of the Exchange Offer. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Depositary Shares into the Exchange Agent’s account at DTC. The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Depositary Shares that are the subject of the book-entry confirmation, that the participant has received and agrees to be bound by the terms of this Letter of Transmittal (including the instructions hereto and the making of the representations and warranties contained herein) and that Zions Bancorporation (the “Company”), a Utah corporation, may enforce this Letter of Transmittal against the participant.

If you hold Depositary Shares through a broker, dealer, commercial bank, trust company or other nominee, you should contact such nominee promptly and instruct them to tender Depositary Shares on your behalf. You should keep in mind that your intermediary may require you to take action with respect to the Exchange Offer a number of days before the Expiration Date in order for such entity to tender Depositary Shares on your behalf on or prior to the Expiration Date in accordance with the terms of the Exchange Offer.

Holders who wish to tender their Depositary Shares using this Letter of Transmittal must complete the box or boxes below relating to the appropriate series of Depositary Shares tendered and complete the section below entitled “Method of Delivery” and sign in the appropriate box below.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED.

ALL TENDERING HOLDERS COMPLETE THE BOX BELOW:

DESCRIPTION OF DEPOSITARY SHARES TENDERED

Depositary Shares Tendered (Attach and sign additional list if necessary)
Name(s) and Address(es) of Holder(s) or Name(s) of DTC Participants and Each Participant’s DTC Account Number in which Depositary Shares are Held (Please fill in blank)	Liquidation Preference Amount Represented*	Liquidation Preference Amount Tendered

*	Unless otherwise indicated in the column labeled “Liquidation Preference Amount Tendered” and subject to the terms and conditions of the Offer to Exchange, a holder will be deemed to have tendered the entire liquidation preference amount represented by the Depositary Shares indicated in the column labeled “Liquidation Preference Amount Represented.” See Instruction 4.

METHOD OF DELIVERY

☐ CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to the Company the above number of Depositary Shares in exchange for the Exchange Offer consideration set forth in the Offer to Exchange upon the terms and subject to the conditions set forth in the Offer to Exchange and in this Letter of Transmittal (which, together with the Offer to Exchange, constitute the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Depositary Shares tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Depositary Shares as are being tendered herewith, waives any and all other rights with respect to the Depositary Shares, and releases and discharges the Company from any and all claims such holder may now have, or may have in the future, arising out of, or related to, the Depositary Shares, including, without limitation, any claims arising from any existing or past defaults, or any claims that such holder is entitled to receive additional dividends with respect to the Depositary Shares (other than any accrued and unpaid dividends up to, but excluding, the date of settlement of the Exchange Offer) or to participate in any redemption or repurchase of the Depositary Shares.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Depositary Shares, with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offer to Exchange, to (i) deliver Depositary Shares to the Company, or transfer ownership of such Depositary Shares on the account books maintained at DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Offer consideration to be paid in exchange for such Depositary Shares, (ii) present such Depositary Shares for transfer, and to transfer the Depositary Shares on the books of DTC, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, all in accordance with the terms and conditions of the Exchange Offer as described in the Offer to Exchange.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Depositary Shares tendered hereby and that when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Depositary Shares tendered hereby are not subject to any adverse claims, rights or proxies. The undersigned also represents and warrants that the undersigned is not the Company’s “affiliate,” as defined below. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Depositary Shares tendered hereby. The undersigned acknowledges receipt of the Offer to Exchange and this Letter of Transmittal and has read and agrees to all of the terms of the Exchange Offer.

As used herein, “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

The name(s) and address(es) of the holder(s) of the Depositary Shares tendered hereby should be printed above, if they are not already set forth above, as they appear on the account books maintained at DTC. The Depositary Shares that the undersigned wishes to tender should be indicated in the table captioned “Description of Depositary Shares Tendered.”

The undersigned understands and acknowledges that the Exchange Offer will expire on the Expiration Date. In addition, the undersigned understands and acknowledges that, in order to receive the Common Stock offered in exchange for the Depositary Shares, the undersigned must have validly tendered (and not validly withdrawn) the Depositary Shares on or prior to the Expiration Date.

If any tendered Depositary Shares are not exchanged pursuant to the Exchange Offer for any reason, such Depositary Shares will be credited to the holder’s DTC account, unless the holder has indicated other delivery instructions in this Letter of Transmittal or an Agent’s Message, as applicable, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Depositary Shares pursuant to any one of the procedures described in the Offer to Exchange and the instructions attached hereto will, upon the Company’s acceptance for exchange of such tendered Depositary Shares, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The Exchange Offer is subject to the conditions set forth in the Offer to Exchange under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (some of which may be waived, in whole or in part, by the Company) as more particularly set forth in the Offer to Exchange, the Company may not be required to accept for exchange any of the outstanding Depositary Shares tendered by this Letter of Transmittal and, in such event, the outstanding Depositary Shares not accepted for exchange will be returned to the undersigned as provided in the preceding paragraph.

Holders who validly tender (and do not validly withdraw) their Depositary Shares after 11:59 p.m. on the Expiration Date will receive the Exchange Offer consideration specified in the Offer to Exchange under the caption “The Exchange Offer—Terms of the Exchange Offer.” Holders will also receive in cash declared and unpaid dividends on the Depositary Shares accepted for exchange from the last applicable interest payment date to, but excluding, the Settlement Date (as defined in the Offer to Exchange) of the Exchange Offer.

Unless otherwise indicated herein in the box entitled “Special Issuance and Delivery Instructions” below, the undersigned hereby directs that the Exchange Offer consideration be credited to the account indicated above maintained at DTC. If applicable, Depositary Shares not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC.

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Depositary Shares, or defectively tendered Depositary Shares with respect to which the Company has waived such defect, if, as and when the Company gives oral or written notice thereof to the Exchange Agent.

The undersigned understands that the delivery and surrender of the Depositary Shares is not effective, and the risk of loss of the Depositary Shares does not pass to the Exchange Agent, until (1) either receipt by the

Exchange Agent of this letter of transmittal or a facsimile of this letter of transmittal, properly completed, together with any other required documents or in lieu of delivering this letter of transmittal, instructing DTC to transmit on the undersigned’s behalf an “agent’s message” to the Exchange Agent which shall be received by the Exchange Agent prior to the expiration of the Exchange Offer, according to the procedure for book-entry transfer set forth in the Offer to Exchange and (2) timely confirmation of a book-entry transfer of such Depositary Shares into the Exchange Agent’s account at DTC pursuant to the procedures set forth in the Offer to Exchange. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Depositary Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity (if an individual) or dissolution (if an entity) of the undersigned and any representation, warranty, undertaking and obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL HOLDERS OF DEPOSITARY SHARES)

This Letter of Transmittal must be signed by the holder(s) of Depositary Shares exactly as their name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted herewith). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide their full title below under “capacity” and submit evidence satisfactory to the Company of such person’s authority to act. See Instruction 5 below.

X

X

(Signature(s) of Holder(s) or Authorized Signatory)

DATED:                                                         , 2009

NAME(S):

(Please Print)

CAPACITY (FULL TITLE):

ADDRESS (INCLUDING ZIP CODE):

AREA CODE AND TELEPHONE NUMBER:

Please Complete Substitute Form W-9 Herein or Appropriate IRS Form W-8, as Applicable

SIGNATURE GUARANTEE

(SEE INSTRUCTION 2 BELOW)

X

DATED:                                                         , 2009

NAME:

(Please Print)

TITLE:

NAME OF FIRM:

ADDRESS (INCLUDING ZIP CODE):

AREA CODE AND TELEPHONE NUMBER:

SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

To be completed ONLY if the Exchange Offer consideration or Depositary Shares not tendered or not accepted for exchange are to be sent to someone other than the registered holder of the Depositary Shares whose name(s) appear(s) above, or such registered holder at an address other than that shown above.

ISSUE:	☐ Returned Depositary Shares to:
☐ Exchange Offer consideration to: (check as applicable)

NAME:

(Please Print)

ADDRESS (INCLUDING ZIP CODE):

DTC Account Number

Taxpayer Identification or Social Security Number

Please Complete Substitute Form W-9 Herein or

Appropriate IRS Form W-8, as Applicable

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Book-Entry Confirmations. This Letter of Transmittal is to be completed if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer—Book-Entry Transfer” in the Offer to Exchange and an Agent’s Message is not delivered. Timely confirmation of a book-entry transfer of such Depositary Shares into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, or an Agent’s Message in lieu of a Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration of the Exchange Offer.

THERE ARE NO GUARANTEED DELIVERY PROVISIONS IN CONNECTION WITH THE EXCHANGE OFFER. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if the Depositary Shares are tendered:

•	by a registered holder who has not completed the box entitled “Special Issuance and Delivery Instructions”; or

•	for the account of a firm that is an Eligible Institution (as defined in the Offer to Exchange).

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned “Description of Depositary Shares Tendered” is inadequate, the liquidation preference amount of Depositary Shares and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. If less than all the Depositary Shares listed under the “Liquidation Preference Amount Represented” in the box captioned “Description of Depositary Shares Tendered” are to be tendered, fill in the liquidation preference amount of Depositary Shares that is to be tendered in the column entitled “Liquidation Preference Amount Tendered” in the applicable box. All Depositary Shares delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Depositary Shares may be withdrawn at any time prior to the expiration of the Exchange Offer. For a withdrawal to be valid, the Exchange Agent must receive a computer-generated notice of withdrawal, transmitted by DTC on behalf of the holder in accordance with the standard operating procedure of DTC or a written notice of withdrawal, sent by facsimile transmission, receipt confirmed by telephone, or letter, before the expiration of the Exchange Offer. Any such notice of withdrawal must (i) specify the name of the person who tendered the Depositary Shares to be withdrawn, (ii) specify the liquidation preference amount of Depositary Shares to be withdrawn, (iii) include a statement that the holder is withdrawing its election to have its Depositary Shares exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Depositary Shares were tendered, or by the same entity previously delivering the related Agent’s Message, including any required signature guarantees, (v) specify the name in which any of the Depositary Shares are to be registered, if different from that of the person that tendered the Depositary Shares, and (vi) any other information required to be included therein as provided in the Offer to Exchange “The Exchange Offer—Withdrawal Rights.” If Depositary Shares have been tendered pursuant to the procedures for book-entry transfer set forth in the Offer to Exchange under “The Exchange Offer—Book-Entry Transfer,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Depositary Shares. Withdrawals of tenders of Depositary Shares may not be rescinded. Depositary Shares validly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the expiration of the Exchange Offer by following the procedures described in the Offer to Exchange under “The Exchange Offer—Procedures for Tendering the Depositary Shares.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties, absent a finding to the contrary by a court of competent jurisdiction. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Depositary Shares which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing of the holder of Depositary Shares.

If any Depositary Shares tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person’s authority to so act.

6. Special Issuance and Delivery Instructions. If the Exchange Offer consideration is to be issued in the name of a person other than the signer of this Letter of Transmittal, or if the Exchange Offer consideration is to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any Depositary Shares not exchanged will be returned by book-entry transfer, by crediting the account indicated in the appropriate boxes above maintained at DTC. See Instruction 4.

7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Depositary Shares, which determination shall be final and binding on all parties, absent a finding to the contrary by a court of competent jurisdiction. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive certain of the conditions of the Exchange Offer set forth in the Offer to Exchange under “The Exchange Offer—Conditions to the Exchange Offer” or any conditions or irregularities in any tender of Depositary Shares of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding, absent a finding to the contrary by a court of competent jurisdiction. No tender of Depositary Shares will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of the Company, any affiliates or assigns of the Company, the Exchange Agent, the Information Agent or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Offer to Exchange and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee. Questions and requests for information regarding the terms of the Exchange Offer should be directed to the Information Agent at its telephone numbers set forth on the back of this Letter of Transmittal.

9. Taxpayer Identification Number and Backup Withholding. Under United States federal income tax law, a U.S. Holder (as defined in the Offer to Exchange) or other United States payee whose tendered Depositary Shares are accepted for exchange is, in order to avoid being subject to backup withholding, required to (i) provide the Exchange Agent with such holder’s (or such holder’s assignee’s) correct taxpayer identification number (“TIN”) on Substitute Form W-9 and certify that such holder is not subject to backup withholding or (ii) establish another basis for exemption from backup withholding. For this purpose, a holder’s assignee is also referred to as a “holder.” A tendering U.S. Holder must cross out item (2) in the certification box (Part 3) on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering U.S. Holder to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and a federal income tax backup withholding (currently 28%) on any payment made on account of the Exchange Offer. More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

To prevent backup withholding, each U.S. Holder must provide the Exchange Agent with such holder’s correct TIN by completing the Substitute Form W-9 accompanying this Letter of Transmittal, certifying, under penalty of perjury, that such TIN is correct, such holder is not currently subject to backup withholding and such payee is a United States person (including a United States citizen or resident alien; a partnership, corporation, company or association created or organized in the United States or under the laws of the United States; an estate other than a foreign estate; or a domestic trust for United States federal tax purposes).

The box in Part 1 of the Substitute Form W-9 may be checked if the tendering U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 1 is checked, the U.S. Holder or other payee must also complete the Certification of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 1 is checked and the Certification of Awaiting Taxpayer Identification Number is completed, the Company or the Exchange Agent will withhold a percentage (currently 28%) of all payments made prior to the time a properly certified TIN is provided to the Company or the Exchange Agent.

The holder is required to give the Exchange Agent the TIN of the registered owner of the Depositary Shares. If the Depositary Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and check the box marked “exempt” in Part 2, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8 applicable to such foreign person, signed under penalties of perjury, attesting to that holder’s exempt status.

Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.

If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE WHETHER THEY ARE EXEMPT FROM BACKUP WITHHOLDING.

10. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Offer to Exchange under “The Exchange Offer—Conditions to the Exchange Offer.”

11. Security Transfer Taxes. Holders who tender their Depositary Shares for exchange will not be obligated to pay any transfer taxes in connection therewith. The tendering holder will, however, be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if (i) the tendered Depositary Shares are registered in the name of any person other than the person signing this Letter of Transmittal or (ii) a transfer tax is imposed for any reason other than the exchange of the Depositary Shares under the Exchange Offer. If satisfactory evidence of payment of transfer taxes is not submitted with this Letter of Transmittal, the amount of any transfer taxes will be billed to the tendering holder.

SUBSTITUTE FORM W-9

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

PAYER’S NAME:

PAYEE INFORMATION

(Please print or type)

Individual or business name (as shown on your income tax return; if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):

Check appropriate box:	☐ Individual/Sole proprietor

☐ Corporation

☐ Partnership

☐ Limited liability company. Enter tax classification (D = disregarded entity, C = corporation, P = partnership)

☐ Other

Address (Number, Street and Apt. or Suite No.)

City, State and Zip Code

PART 1: TAXPAYER IDENTIFICATION NUMBER (“TIN”)

Enter your TIN below. For individuals, this is your social security number. For other entities, it is your employer identification number. Refer to the chart on page 1 of the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) for further clarification. If you do not have a TIN, see instructions on how to obtain a TIN on page 2 of the Guidelines, check the appropriate box below indicating that you have applied for a TIN and, in addition to the Part 3 Certification, sign the attached Certification of Awaiting Taxpayer Identification Number.

Social Security Number:                     -                     -

Employer Identification number:                     -

☐ Applied For

PART 2: PAYEES EXEMPT FROM BACKUP WITHHOLDING

Check box (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certification below):

☐ Exempt

PART 3: CERTIFICATION

Certification instructions: You must cross out item 2 below if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2. I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified me that I am no longer subject to backup withholding; and

3. I am a U.S. citizen or other U.S. person (including a U.S. resident alien).

Signature of U.S. person

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor, the payor may be required to withhold and remit to the Internal Revenue Service a percentage (currently 28%) of all reportable payments made to me until I furnish the payor with a TIN.

Signature of U.S. person

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the name and SOCIAL SECURITY number of—
1. An individual’s account	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. (a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
(b)So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:	Give the name and EMPLOYER IDENTIFICATION number of—

6. Disregarded entity not owned by an individual	The owner

7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, or educational organization account	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name and you may also enter your business or “DBA” name. You may use your Social Security Number or Employer Identification Number (if you have one). If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don’t have a TIN or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

GUIDELINES FOR CERTIFICATION OF TAXPAYER

IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account, or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct TIN to the payer.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to an individual.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Code.

Privacy Act Notice —Section 6109 of the Code requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty or to federal and state agencies to enforce federal non tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. The penalties described below may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN —If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding —If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty For Falsifying Information —Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

The Exchange Agent and Information Agent for the Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and brokers call collect: (212) 269-5550

All others call toll free: (800) 901-0068

Any questions or requests for assistance may be directed to the Information Agent at its telephone numbers as set forth above. Any requests for additional copies of the Offer to Exchange, this Letter of Transmittal or related documents may be directed to the Information Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.